UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 19, 2021

Oyster Point Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39112	81-1030955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
202 Carnegie Center, Suite 109
Princeton, New Jersey 08540
(Address, including zip code, of Registrant’s principal executive offices)
(609) 382-9032
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OYST	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.
On October 19, 2021, Oyster Point Pharma, Inc. (the “Company”) entered into a waiver and amendment (the “Amendment”) to the Company’s $125 million term loan credit facility (the “Credit Agreement”) with OrbiMed Royalty & Credit Opportunities III, LP, as administrative agent and initial lender (“OrbiMed”), to waive certain labeling requirements required for, and to permit the availability of, the second $50 million tranche of funding under the Credit Agreement (among other customary funding provisions) and make certain other amendments thereto, subject to the terms and conditions contained therein. Because the label approving TYRVAYA™ (varenicline solution) Nasal Spray (formerly referred to as OC-01 (varenicline) Nasal Spray) for the signs and symptoms of dry eye disease did not include eye dryness score data from clinical trials, the Amendment was required in order for the Company to draw the second tranche and to be eligible to draw the third tranche under the Credit Agreement. The Amendment also increases the amount of principal that is required to be repaid if the Company does not meet certain minimum recurring revenue thresholds from the sale and/or licensing of TYRVAYA on a quarterly basis for the most recently ended four fiscal quarter period, from $5 million to $10 million, in the event an improper promotional event occurs. The Company delivered a notice to OrbiMed on October 19, 2021 that it intends to borrow the second tranche on November 4, 2021. The Company would also be barred from drawing the second tranche if an improper promotional event occurs prior to the funding of the second tranche.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Waiver and Amendment, dated as of October 19, 2021, by and among Oyster Point Pharma, Inc., OrbiMed Royalty & Credit Opportunities III, LP. and the other parties thereto.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYSTER POINT PHARMA, INC.

Date: October 19, 2021	By:	/s/ Jeffrey Nau
Jeffrey Nau, Ph.D., M.M.S.
President, Chief Executive Officer and Director